Paradigm Opportunity Fund

Supplement Dated September 1, 2005

To Prospectus Dated January 31, 2005

“The Investment Adviser” section of the Prospectus dated January 31, 2005 is modified to reflect that effective September 1, 2005 the Paradigm Opportunity Fund’s investment portfolio will be managed on a day-to-day basis by Jason Ronovech, CFA.  Mr. Ronovech has been an analyst with the Adviser since 2000.

The “Costs of Investing in the Funds” section of the Prospectus dated January 31, 2005 is modified to reflect that effective September 1, 2005 the Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets through August 31, 2006.

Costs of Investing in the Funds

The following table estimates the expenses and fees that you may pay if you buy and hold shares of the Fund.  Annual fund operating expenses are paid out of the assets of the Fund, so its effect is already included in the Fund’s daily share price.

Shareholder Fees

Opportunity Fund

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

-

Deferred Sales Charge (Load)

-

Sales Charge (Load) Imposed on Reinvested Dividends

-

Exchange Fee

-

Redemption Fee

-

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees

2.00%

12b-1 Distribution Fees

-

Other Expenses                                                                                              -

Total Annual Fund Operating Expenses

2.00%

Fee Waiver/Expense Reimbursement*

0.50%

Net Annual Fund Operating Expenses

1.50%

The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions and extraordinary expenses.   For its services, the Adviser receives an annual investment management fee of 2.00% of the average daily net assets of the Paradigm Opportunity Fund.

*Effective September 1, 2005, the Adviser has agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes and extraordinary expenses) at 1.50% of its average daily net assets through August 31, 2006.

Expense Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year (except the first year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year

Three Years

Your costs:

Paradigm Opportunity Fund

$153

$579

This supplement and the Prospectus dated January 31, 2005, provides the information a prospective investor ought to know before investing and should be retained for future reference.  A Statement of Additional Information has been filed with the Securities and Exchange Commission dated January 31, 2005, which is incorporated herein by reference and can be obtained without charge by calling the Fund at 1-800-239-0732.